1996

  Annual

Report


          -----

          Delaware
          Group
          Delcap
          Fund

          -----




           (Photo of Historical sites and buildings of Philadelphia)




                    A Tradition of Sound Investing Since 1929


                                 DELAWARE
                                 GROUP
                                 =========
                                 Philadelphia o London

DelCap Fund
-------------------------------------------------------------------------------
Investment
-------------------------------------------------------------------------------
Objective
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To seek long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.


           (Photo of Historical sites and buildings of Philadelphia)


About Our Cover
-------------------------------------------------------------------------------

Headquartered in Philadelphia, Pennsylvania, Delaware Group shares in the tradition of a city built on the vision of opportunity. Amidst the city's historic sites, symbolic of our nation's freedom and prosperity, Delaware Group provides both individual and institutional investors with a conservative, disciplined approach to money management.


Delaware Group
-------------------------------------------------------------------------------
A Tradition of
-------------------------------------------------------------------------------
Sound Investing
-------------------------------------------------------------------------------


Delaware Management Company's investment experience dates back to 1929. Our first mutual fund was established in 1938. Headquartered in Philadelphia with an affiliate in London, Delaware manages a full range of mutual fund and annuity investments and also offers retirement plan services. Delaware International Advisers Ltd., our London-based international affiliate, was established in 1990.
   Delaware Group manages mutual funds with the same time-tested, disciplined strategies demanded by the large public and private pension plans, foundations and endowments that are among our clients. With over 60 years of experience, we have demonstrated our commitment to quality investment management and service.

   Today, Delaware manages more than $30 billion in mutual funds and institutional investment advisory accounts. We measure our success by the financial success and satisfaction of our nearly 500,000 shareholders.

November 8, 1996

Dear
-------------------------------------------------------------------------------
Shareholder:
-------------------------------------------------------------------------------

This past fiscal year DelCap Fund achieved superior results despite increased market volatility. It was a time to both reflect on our accomplishments and position your Fund to take advantage of new opportunities.
   For the 12 months ended September 30, 1996, DelCap Fund's A Class shares provided a strong +21.09% return (with distributions reinvested at net asset value). This return outpaced the S&P 500 Index and the NASDAQ Industrial Index.
   Since DelCap Fund's inception more than 10 years ago, senior portfolio manager Edward N. Antoian has consistently employed a "fundamental" approach to investing - a path that emphasizes long-term growth and careful company-by-company analysis.
   On June 3, 1996, Delaware welcomed Gerald S. Frey to co-manage DelCap and continue our disciplined strategy. Mr. Frey focuses primarily on technology stock selection for the Fund.
   At times, long-term investment strategies have not been the most fashionable course on Wall Street. By sticking to this route, however, we were able to outperform our benchmarks in fiscal 1996 even as market fluctuations this summer left some investors adrift.
   During the past year, rapidly shifting views about consumer prices, U.S. economic growth and interest rates affected the stock market. In the end, inflation was subdued, corporate profits were healthy and interest rates declined. As of September 30, 1996, the Federal Funds rate - the rate banks charge each other for overnight loans - was 50 basis points (0.50%) lower than 12 months earlier.
   Your Fund increased its holdings of health care companies during the period while reducing exposure to technology companies. These adjustments were moderate, however; most of our top 10 holdings as of the fiscal year-end were stocks your Fund held in 1995.


------------------------------------------------------------------------------

                                             Average Annual Total Return
                                       Six Months Ended         12 Months Ended            10 Years Ended
                                      September 30, 1996      September 30, 1996         September 30, 1996
                                   ----------------------  -----------------------    ------------------------
DelCap Fund A                              +10.58%                  +21.09%                   +17.17%
--------------------------------------------------------------------------------------------------------------
NASDAQ Industrial Index                     +7.82%                  +15.19%                   +12.39%
Standard & Poor's 500 Index                 +6.36%                  +20.89%                   +14.95%
Lipper Mid-Cap Fund Average                 +8.36%                  +16.72%                   +14.68%
--------------------------------------------------------------------------------------------------------------

All performance quoted above is based on net asset value without effect of sales charges. Performance information for all classes of DelCap Fund can be found on page 9. The Lipper Average consisted of 163, 140 and 21 funds, respectively, for the six-month, 12-month and 10-year periods ending September 30, 1996.
-------------------------------------------------------------------------------

   Our long-term investment philosophy is evident in the fact that since 1988, DelCap's annual portfolio turnover rate has consistently been lower than the average of funds in Morningstar's Growth Fund category. This has helped the Fund provide superior long-term tax-adjusted returns compared to its peers, as shown on page 8.
   Although November's federal election results have had a positive effect on interest rates and the stock market, the long-term outlook remains unclear. Still, we believe our approach has the potential to weather the uncertainties ahead and provide greater rewards than investing styles relying on short-term investor sentiment.
   With a diversified mix of small and mid-size companies, we believe DelCap Fund's portfolio is well-positioned. We thank you for being among DelCap's more than 60,000 shareholders. We encourage you to read Mr. Antoian's and Mr. Frey's review of the Fund's performance and their outlook for 1997.

Sincerely,



/s/   Wayne A. Stork
-----------------------------------
Wayne A. Stork
Chairman, President
and Chief Executive Officer







(Photo of Edward N. Antoian and Gerald S. Frey)

Edward N. Antoian (standing) has managed DelCap Fund since its inception. Gerald S. Frey joined Delaware Management Co. on June 3, 1996.

A Conversation With
Edward N. Antoian and Gerald S. Frey

Your Fund's
-------------------------------------------------------------------------------
Portfolio
-------------------------------------------------------------------------------
Managers
-------------------------------------------------------------------------------

   Q: DelCap Fund had an excellent year even though stock prices declined in July. What contributed to the Fund's performance? Antoian: Investor demand for stocks of companies that demonstrate quality growth was strong. Many of our consumer stocks, especially apparel companies, did well. We achieved solid returns from stocks of selected health care, business services and financial companies that are industry leaders. We also benefited from a few company mergers. Overall, stocks of medium size companies - our primary area of focus - generally outpaced both large cap stocks and stocks of small companies.

Q: What exactly is the mid-cap market? Why did it do well and how does DelCap fit in?
Antoian: Stocks are measured by market capitalization - a stock's price times number of shares outstanding. Generally mid-cap companies have a market cap of between $250 million and $1.5 billion. We were in the upper end of that range as of September 30



(see Portfolio Highlights chart).



   In 1996, both interest rates and the dollar's value compared to other currencies rose. Many investors perceived mid-cap companies as offering high growth potential and less risk than other companies because:

o The profits of mid-cap companies are generally not as vulnerable to the effects of a rising dollar as large multinational corporations. When the dollar rises in value, as it did this past year, the overseas earnings of big companies tend to be reduced since a given amount of yen, marks etc. get repatriated into fewer dollars.

* Small cap companies tend to be more adversely affected by rising interest rates than mid-cap companies since smaller firms are more likely to rely on borrowed money to expand. Even though interest rates were actually lower on September 30 than 12 months earlier, many investors have been expecting the Federal Reserve to raise rates to curtail inflation. Those expectations, though unfulfilled, adversely affected small cap stock prices, and contributed to the market's sharp decline in July. Only 1.4% of DelCap's portfolio was invested in small cap stocks as of September 30.


The Fund's Investment Strategy

Q: What do you look for when you invest? Antoian: We pick one company at a time and look for a solid track record of growth in quarterly earnings and market share. We meet with management, visit plants, analyze products, talk to customers and review the competition. While two companies may grow at the same rate, we believe how a business grows is as important as the rate of growth.

-------------------------------------------------------------------------------------------------------------

                                   Portfolio Highlights
                                                           September 30, 1995            September 30, 1996
                                                       -----------------------        -----------------------
Market Value of Companies*
    Less than $250 million                                         8.5%                           1.4%
    $250 million to $1.5 billion                                  45.2%                          44.4%
    Greater than $1.5 billion                                     46.3%                          54.2%
Median Market Capitalization                                  $956 million                  $1.2 billion
Number of Stocks                                                  115                           103
Cash Position*                                                     4.6%                            11%
Average Stock
    Price-To-Earnings Ratio**                                        18                           24.9
Beta***                                                            0.90                           1.11

*percent of net assets **based on a consensus of analysts' earnings estimates for 1997 as reported to I/B/E/S.
***A measure of volatility relative to the S&P 500 Index for the past three years ended September 30. A number less than 1.0 means a security has fluctuated in price less than the Index. A number more than 1.0 means the security has fluctuated in price more than the Index.
--------------------------------------------------------------------------------

Frey: Our investment discipline is to buy shares of companies whose stock price relative to its earnings (P/E ratio) is less than 70% of the company's earnings growth rate. We believe this indicates capital appreciation potential, especially if a company can show consistent earnings growth and industry leadership.

Q: The Fund's portfolio turnover rate in 1996 was 72%, much lower than many growth-oriented mutual funds. When do you sell a stock? Antoian: When a company's P/E equals its growth rate or there is a negative fundamental change in the company or the environment in which it operates, we take it as a sell signal. Of course, we use other indicators as well. We truly try to understand whether a company is doing what it needs to do to grow at the same rate in the future. We're not preoccupied with a stock's short-term price momentum.

Our Strategic Positioning

The Consumer Sector

Q: Consumer stocks are affected by people's ability to spend. Given that problem loans at credit card companies are at an all-time high, why does this broad sector make up the largest share of DelCap portfolio? Antoian: Overall, households have piled up a lot of debt. And that's one reason why we are underweighted in financial stocks. However, we believe robust spending is likely to continue among the affluent and teenagers. We look for companies with the products, the management and the financial strength to capitalize on long-term trends. We like businesses that anticipate changing consumer tastes.

-------------------------------------------------------------------------------

ANNUAL PORTFOLIO TURNOVER

               DELCAP FUND         MORNINGSTAR GROWTH FUND CATEGORY
1988             77%                             92%
1989             42%                             83%
1990             45%                             90%
1991             33%                             91%
1992             24%                             75%
1993             51%                             77%
1994             34%                             81%
1995             51%                             90%
1996             72%                             88%

Past performance does not guarantee future results. There were 853 funds in the Morningstar Growth Fund category as of June 30, 1996, the date of Morningstar's latest report.
-------------------------------------------------------------------------------

Q: Any examples?
Antoian: Gucci Group and
Tommy Hilfiger. Gucci - an apparel brand name synonymous with flamboyance and affluence - went public last October and its stock has done well. The Tommy line of casual clothing has become popular with young adults, and the share price has reflected the company's leadership position in a growing market. Both stocks were among the Fund's top 10 holdings as of September 30.
   A disappointment during 1996 was General Nutrition Centers. We believe the vitamin and health products retailer has the potential to do well as America's population ages. But being "diet conscious" has become somewhat less fashionable than a few years ago, and the company has suffered.

Health Care: Patience and Growth

Q: Health care stocks did well in 1996, and the Fund's weighting in this sector was slightly more than that of the Wilshire MidCap Index as of September
30. What's been driving earnings growth in this area? Antoian: Bigger is better, and we expect managed care companies and hospitals to continue to merge. Both industries see a need to consolidate to increase service and shift the balance of power (for pricing services) from insurance companies and others who pay medical bills back to care providers. During the year, shares of Health Management Associates, a Florida based hospital chain whose stock we have held for several years, appreciated significantly. The company's stock became our second largest holding (2.54% of net assets as of September 30).
   Generally, we look for companies that can maintain profit margins, increase volume and capture market share. That requires patience when the market punishes strong companies that don't meet short-term expectations. We saw that happen in July to United Healthcare, a DelCap holding whose share price dropped sharply when the company warned analysts of weak short-term results. We maintained our position because we were confident of the company's long-term prospects. In September, the American Association of Retired Persons awarded United and other companies a contract to provide services to AARP members.
Frey: This year, we also shifted our health care mix to put a somewhat greater emphasis on small drug, service and medical device companies we believe are positioned to benefit from the introduction of new products. A year ago, we owned no pharmaceutical companies. As of September 30, this industry represented more than 4% of the Fund's net assets. Our holdings included several biotechnology companies.

-------------------------------------------------------------------------------
                          Broad Sector Diversification
                     DelCap Fund vs. Wilshire MidCap Index
                               September 30, 1996

                                      Share of Fund's      Share of
Broad Sector                            Net Assets           Index              Investment Rationale
---------------                     -----------------      ---------        --------------------------
Consumer Goods and                          32%                27%                Higher Spending
    Consumer Services                                                          by Affluent People/Teens
Health Care                                 15%                14%            Industry Consolidation,

Aging Population
Business Services                           18%                9%           Corporate Outsourcing Trend
Technology                                  13%                21%          Earnings Growth Inconsistent
Financial                                   8%                 8%                High Consumer Debt
Basic Industry/Energy                       2%                 16%              Low Growth Potential
Transportation/Utilities                    1%                 2%               Unstable Earnings,
                                                                                 Industry Turmoil

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

DELCAP FUND'S PERFORMANCE AMID SHORT-TERM MARKET VOLATILITY

Total Return March 31, 1996 to September 30, 1996


           NASDAQ Industrial Index     S&P 500 Index         DelCap Fund A
3/29/96           0                        0                     0
4/5/96            1.73%                    1.64%                 1.37%
4/12/96           1.10%                   -1.28%                 -.83%
4/19/96           3.95%                     .03%                 2.48%
4/26/96           8.84%                    1.35%                 5.97%
5/3/96            9.16%                    -.44%                 5.14%
5/10/96          11.13%                    1.26%                 6.76%
5/17/96          14.95%                    3.98%                10.18%
5/24/96          16.30%                    5.50%                11.47%
5/31/96          15.60%                    4.09%                10.04%
6/7/96           13.43%                    4.80%                 9.50%
6/14/96          12.02%                    3.70%                 8.96%
6/21/96           7.49%                    3.86%                 5.61%
6/28/96           8.47%                    4.49%                 6.80%
7/5/96            6.12%                    2.47%                 4.46%
7/12/96            .16%                     .78%                -1.65%
7/19/96           -.78%                    -.37%                -2.73%
7/26/96          -3.21%                    -.81%                -2.91%
8/2/96             .04%                    3.41%                 1.08%
8/9/96             .74%                    3.41%                 2.77%
8/16/96            .83%                    3.96%                 2.99%
8/23/96           1.89%                    4.28%                 3.31%
8/30/96           2.74%                    1.98%                 4.10%
9/6/96            2.27%                    2.61%                 4.03%
9/13/96           5.61%                    6.57%                 8.38%
9/20/96           7.12%                    7.63%                 9.93%
9/27/96           8.32%                    7.54%                10.43%

Past performance does not guarantee future results. See pages 8 an 9 for long-term standard performance information for all classes.

-------------------------------------------------------------------------------

During the last six months of the fiscal year, a period of increased market volatility, your Fund provided higher returns with less volatility than the NASDAQ Industrial Index.

Technology: Connecting With
the Future

Q: Technology shares have been very volatile during the past year. What's your view on this sector's prospects for 1997? Frey: In 1996, we reduced our holdings in technology as the computer industry's short-term growth prospects faded. We avoided cyclical semiconductor companies and emphasized software and database management companies. We plan to continue this strategy while gradually increasing the percentage of technology companies to match that of the overall market.
   In the coming months, we plan to focus more on companies that have market leading technologies. We want to participate in the growth of such businesses. Some companies we've added recently include Affiliated Computer Se rvices, a leader in processing transactions from automated teller machines, and Netscape Communications, whose technology has introduced millions of Americans to the Internet.
   During 1996, we sold our position in Bay Networks of California, our second largest holding a year ago. We concluded that the company faced too many internal challenges that might impede earnings growth.

Market Outlook

Q: Do you think the small and mid-cap stock market's short-term fluctuations in 1997 will be as pronounced as they were this past summer? Frey: If the direction of interest rates remains unclear and corporate profit growth slows, you'll likely have a tug of war between investors who think the glass is half empty and those who think it's half full. We're somewhat cautious. We believe a modest increase in interest rates by the Federal Reserve Board is likely, but that inflation will remain relatively tame. Consequently, our cash position has increased from 4.6% a year to 11% as of September 30.
   We're currently striving for a somewhat more concentrated yet diversified portfolio - that is, fewer names and somewhat larger positions in a broad range of industries. This will allow us to spend even more time keeping abreast of what's happening at each company we own. At the fiscal year's end, our top 10 holdings amounted to 22% of net assets. No one company was more than 3% of net assets.
Q: In 1937, 1957 and 1973 - years following the re-election of an incumbent
U.S. President - the stock market declined. Is the current economic and political environment positive for growth stocks? Antoian: The past is not a foolproof predictor. Stocks did well in 1985 after Reagan was re-elected, for instance. Anyway, we don't seek clues from history. Ours is a bottoms-up approach that focuses on individual company performance and what we learn from first-hand research. We're most concerned with consistency of earnings and the strength of management.
   We have always believed that the health care, technology and consumer sectors offer superior long-term growth potential, and some of that potential could well be recognized in 1997. As the 20th century draws to a close, the U.S. is a country with an aging population that wants simpler, more convenient products and services. More companies want to "outsource" parts of their business to focus on what makes them unique. Our task is to find those companies that have the expertise, the means and the strategy to capitalize on change.

Q: Thank you, gentlemen. We look forward to your next report in January.

DelCap Fund
-------------------------------------------------------------------------------
and Taxes
-------------------------------------------------------------------------------

As shown on page 4, DelCap's portfolio turnover rate has historically been lower than the average of comparable mutual funds. We believe this has helped your Fund provide superior long-term returns after taking into account the impact of federal taxes. Of course, the tax impact on investors is but one of many considerations when the portfolio managers decide whether to sell a stock.
   By paying more long-term gains than short-term gains since 1986, the Fund increased the potential tax savings for investors in higher tax brackets. That is because short-term gains have been taxed at a higher rate since federal tax reform in 1986.
   Of course, investors who own DelCap Fund through an Individual


-------------------------------------------------------------------------------

                     Tax-Adjusted Average
                     Annual Total Returns
           (Dividends and capital gains reinvested,
         4.75% sales charge, assumes 39.6% tax bracket)
                                     Morningstar
                    DelCap              Growth
                     Fund A          Fund Average
Three Years         +13.81%      +12.74% (505 funds)
Five Years          +12.76%      +12.59% (317 funds)
10 Years            +12.45%       +9.40% (196 funds)

Source: Morningstar Inc.
Morningstar does not calculate one-year tax-adjusted returns. Above results reflect all elements of total return and the latest available data for the periods ended June 30, 1996. Results assume a 28% tax on realized long-term capital gains and a 39.6% tax on realized short-term gains. The Fund has capital gains and losses that have not yet been realized and this may affect future tax-adjusted returns. Returns would be higher for investors in lower tax brackets. B and C class shares do not yet have three-year records. Non-tax adjusted returns for all classes can be found on page 9. Past performance does not guarantee future results.
-------------------------------------------------------------------------------

Retirement Account or other tax-deferred investment account generally incur no capital gains taxes.

   We believe DelCap Fund's tax-efficiency is worth reviewing as you and your financial adviser work to achieve your long-term financial goals.

-------------------------------------------------------------------------------
                      DelCap Fund Capital Gains History
        September 30, 1986 through September 30, 1996 (Dollars Per Share)

Fiscal Year      Short-Term Gains     Long-Term Gains                Total
1987                $0.000                $7.420                     $7.420
1988                $0.000                $0.265                     $0.265
1989                $0.000                $0.000                     $0.000
1990                $0.000                $0.290                     $0.290
1991                $0.000                $0.490                     $0.490
1992                $0.000                $0.000                     $0.000
1994                $0.075                $0.745                     $0.820
1995                $0.000                $1.830                     $1.830
1996                $0.810                $2.730                     $3.540
                  --------            ----------                 ----------
Total               $0.885               $13.770                    $14.655

The IRS taxes short-term capital gains, those gains realized in less than a year, as ordinary income. Long-term capital gains are currently taxed at a 28% rate, which for some taxpayers is lower than the rate they pay on ordinary income. Past performance does not guarantee future results.
-------------------------------------------------------------------------------
8

-------------------------------------------------------------------------------

DelCap Fund's Long-Term Performance

               With Reinvestment          Without Reinvestment
                of Distributions            of Distributions          NASDAQ Industrial Index       S&P 500 Index
Sept. '86           $9,528                      $9,528                       $10,000                    $10,000
Sept. '87          $15,537                      $8,600                       $13,811                    $14,343
Sept. '88          $15,185                      $8,018                       $11,281                    $12,569
Sept. '89          $20,978                     $10,979                       $13,337                    $16,710
Sept. '90          $17,834                      $9,107                       $10,708                    $15,166
Sept. '91          $25,547                     $12,368                       $17,152                    $19,882
Sept. '92          $24,698                     $11,941                       $18,041                    $22,077
Sept. '93          $31,073                     $15,023                       $22,671                    $24,942
Sept. '94          $31,434                     $14,729                       $22,596                    $25,862
Sept. '95          $38,376                     $16,630                       $28,534                    $33,541
Sept. '96          $46,453                     $17,707                       $32,195                    $40,346


Capital gains and dividend reinvestment have provided more than half of the total return of DelCap Fund for the past 10 years.
-------------------------------------------------------------------------------



                             DelCap Fund Performance
             Average Annual Total Return Through September 30, 1996

                                                Lifetime          Ten Years       Five Years      One Year
Class A (Est.1986)                               +21.95%           +16.60%         +11.61%         +15.33%
-------------------------------------------------------------------------------------------------------------
Class B (Est.1994)
    Excluding Sales Charge                       +20.92%                                           +20.27%
    Including Sales Charge                       +19.73%                                           +16.27%
-------------------------------------------------------------------------------------------------------------
Class C* (Est.1995)
    Excluding Sales Charge                       +20.38%
    Including Sales Charge                       +19.38%
*aggregate return through September 30, 1996
-------------------------------------------------------------------------------------------------------------

All performance includes reinvestment of distributions and applicable sales charges as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares "excluding sales charge" assumes the investment was not redeemed.

Class A shares, initially offered March 27, 1986, carry a 4.75% maximum front-end sales charge and a 12b-1 fee. Class B shares, initially offered May 2, 1994, do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge if redeemed before the end of the sixth year. Class C shares, initially offered November 29, 1995, have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime, ten-year, five-year and one-year periods ended September 30, 1996 for DelCap Fund's Institutional Class, which is available without sales or asset-based distribution charges only to certain eligible institutional accounts, were, +22.65%, +17.30%, +12.97% and +21.44%. The Institutional Class was initially made available November 9, 1992; performance prior to that date was adjusted to eliminate the effect of the sales charge, but not Class A's asset-based distribution charge.

Financial
-------------------
Statements
-------------------

Delaware Group DelCap Fund, Inc. -
Concept I Series
Statement of Net Assets
September 30, 1996
                                                       Number         Market
                                                     of Shares         Value

 COMMON STOCK - 92.39%
 Banking, Finance and Insurance - 8.73%
 AMBAC ...........................................       76,300    $  4,253,725
 Aames Financial .................................      337,200      16,986,450
 ADVANTA - Class B ...............................      174,400       7,444,700
 Blanch(E.W.)Holdings ............................      509,600       9,809,800
 CMAC Investment .................................      215,100      13,658,850
 MBIA ............................................      169,700      14,551,775
*Oxford Health Plans .............................       75,600       3,765,825
 The Money Store .................................      467,600      12,303,725
 United Healthcare ...............................      189,000       7,867,125
*Value Health ....................................      211,296       3,961,800
*WFS Financial ...................................      138,160       2,866,820
                                                                   ------------
                                                                     97,470,595
                                                                   ------------
 Cable, Media, & Publishing - 1.52%
*International Family Entertainment
   Class B .......................................      546,875       8,955,078
 Reynolds & Reynolds Class A .....................      307,400       8,030,825
                                                                   ------------
                                                                     16,985,903
                                                                   ------------
 Computers & Technology - 18.96%
*3COM ............................................      128,400       7,712,025
*Affiliated Computer Services Class A ............      400,000      23,400,000
*BMC Software ....................................      204,800      16,307,200
*BISYS Group .....................................      594,500      24,523,125
*DST Systems .....................................      103,900       3,324,800
*Documentum ......................................       95,600       2,987,500
 First Data ......................................      261,561      21,349,917
*Gartner Group Class A ...........................      411,900      13,901,625
 HBO & Co. .......................................      279,774      18,622,457
*HCIA ............................................      187,600      11,326,350
*Informix ........................................       80,200       2,240,588
*Netscape Communications .........................      112,900       5,228,681
*Newbridge Networks ..............................      130,800       8,338,500
*Premisys Communications .........................      149,500       5,503,469
*Pure Atria ......................................      502,000      19,013,250
 SEI .............................................      322,100       7,448,563
 Shared Medical Systems ..........................      119,800       6,806,138
*Sterling Commerce ...............................       32,000         944,000
*Sterling Software ...............................      130,800       9,989,850
*Symbol Technologies .............................       58,600       2,695,600
                                                                   ------------
                                                                    211,663,638
                                                                   ------------
 Consumer Products - 0.31%
*Revlon - Class A ................................      111,000       3,441,000
                                                                   ------------
                                                                      3,441,000
                                                                   ------------
 Note: Top 10 holdings are in bold face ........

                                                       Number         Market
                                                     of Shares         Value

 Electronics & Electrical - 2.66%
 Dallas Semiconductor ..........................        279,800    $  5,106,350
*LSI Logic .....................................        224,800       5,226,600
*Microchip Technology ..........................        222,200       8,360,275
*StorMedia Class A .............................        440,900       5,401,025
*Xilinx ........................................        166,100       5,637,019
                                                                   ------------
                                                                     29,731,269
                                                                   ------------
 Environmental Services - 4.08%
*Philip Environmental ..........................        986,900       9,375,550
*USA Waste Services ............................        691,470      21,781,305
*United Waste Systems ..........................        417,400      14,400,300
                                                                   ------------
                                                                     45,557,155
                                                                   ------------
 Food, Beverage and Tobacco - 0.37%
*Performance Food Group ........................        245,250       4,107,937
                                                                   ------------
                                                                      4,107,937
                                                                   ------------
 Healthcare & Pharmaceuticals - 15.10%
*Access Health .................................        154,500       8,748,563
*Apria Healthcare Group ........................        437,200       8,197,500
*ClinTrials ....................................        150,200       6,026,775
 Dentsply International ........................        227,400      10,090,875
*Dura Pharmaceuticals ..........................        325,200      11,971,425
*Genetics Institute ............................         75,900       5,256,075
*Health Management Associates Class A ..........      1,141,395      28,392,201
*Healthsouth ...................................        667,700      25,622,988
*Mariner Health Group ..........................         94,200       1,436,550
*MedPartners ...................................        391,800       8,913,450
*NBTY ..........................................        462,300       7,627,950
*Oakley ........................................        209,400       8,899,500
*Phycor ........................................        128,500       4,899,063
*Physician Reliance Network ....................        294,000       4,483,500
*Quorum Health Group ...........................        410,300      10,103,638
*Sunglass Hut International ....................        375,700       5,987,719
*Vivra .........................................        365,675      11,930,147
                                                                   ------------
                                                                    168,587,919
                                                                   ------------
 Leisure, Lodging, & Entertainment - 11.80%
*Boston Chicken ................................        305,100      10,773,843
 Callaway Golf .................................        408,400      13,936,650
*Circus Circus Enterprises .....................        128,700       4,552,763
*Foodmaker .....................................        928,450       9,284,500
*HFS ...........................................        529,400      35,403,625
*Interstate Hotels .............................        217,400       6,005,675
 La Quinta Inns ................................        335,700       6,546,150
*Landry's Seafood Restaurants ..................        282,300       6,986,924
*Lone Star Steakhouse/Saloon ...................        482,400      14,683,050
*Mirage Resorts ................................        586,600      15,031,625
*Prime Hospitality .............................        308,900       5,096,850
*Station Casinos ...............................        292,100       3,505,200
                                                                   ------------
                                                                    131,806,855
                                                                   ------------
Retail - 10.82%
*CompUSA .....................................          263,000      14,202,000
*General Nutrition ...........................          862,200      15,196,275
 Home Depot ..................................          150,000       8,531,250

                                                       Number         Market
                                                     of Shares         Value

COMMON STOCK (Continued)
Retail -
*Kohl's ......................................          355,200  $   12,787,200
*Micro Warehouse .............................          262,300       6,737,831
*Saks Holdings ...............................          355,900      12,456,500
 St. John Knits ..............................          158,800       7,959,850
*Staples .....................................          950,737      21,094,477
 Talbots .....................................          225,100       6,753,000
*Tech Data ...................................          350,100       9,715,275
*Value City Department Stores ................          520,600       4,685,400
*Vitalink Pharmacy Services ..................           29,600         703,000
                                                                 --------------
                                                                    120,822,058
                                                                 --------------
Telecommunications - 1.58%
*American Portable Telecom ...................          152,400       1,514,475
*Octel Communications ........................          237,200       6,908,450
*Tellabs .....................................          130,600       9,223,625
                                                                 --------------
                                                                     17,646,550
                                                                 --------------
Textiles, Apparel & Furniture - 6.25%
*Cyrk ........................................          242,600       2,486,650
*Designer Holdings Ltd. ......................          345,800       9,034,025
 Gucci Group N.V .............................          317,200      22,997,000
*Nine West Group .............................          197,600      10,719,800
*Tommy Hilfiger ..............................          357,400      21,175,950
 Warnaco Group Class A .......................          142,500       3,384,375
                                                                 --------------
                                                                     69,797,800
                                                                 --------------
Transportation & Shipping - 1.00%
Illinois Central .............................          353,550      11,181,019
                                                                 --------------
                                                                     11,181,019
                                                                 --------------
Utilities - 1.91%
*AES .........................................          542,097      21,311,187
                                                                 --------------
                                                                     21,311,187
                                                                 --------------
Miscellaneous - 7.30%
*ADT Limited .................................          901,900      17,248,837
*CUC International ...........................          526,737      21,003,637
*Donna Karan International ...................          161,300       3,689,738
*Interim Services ............................          250,900      10,725,975
 Olsten ......................................          377,174       9,382,203
*Personnel Group of America ..................          243,900       6,341,400
*TAG Heuer International ADR .................          242,400       4,848,000
*Wind River Systems ..........................          187,800       8,310,150
                                                                 --------------
                                                                     81,549,940
                                                                 --------------
Total Common Stock
(cost $690,968,676)  .........................                   $1,031,660,825
                                                                  --------------



                                                    Principal
                                                     Amount
REPURCHASE AGREEMENTS - 10.29%
With Chase Manhattan 5.60% 10/1/96
(dated 9/30/96, collateralized by
$38,772,000 U.S. Treasury Notes
6.125% due 5/31/97, market
value $39,673,033)............................       38,851,000      38,851,000

                                                    Principal         Market
                                                     Amount           Value
REPURCHASE AGREEMENTS (Continued)
With J.P. Morgan Securities 5.60%
10/1/96 (dated 9/30/96,
collateralized by $37,884,000 U.S.
Treasury Notes 6.625% due 6/30/01,
market value $38,794,821)....................      $38,022,000     $ 38,022,000
With PaineWebber Securities 5.65%
10/1/96 (dated 9/30/96,
collateralized by $26,405,000 U.S.
Treasury Notes 6.125% due 5/15/98,
market value $27,048,120 and
$11,499,000 U.S. Treasury Notes
5.65% due 8/31/99, market value
$11,746,152).................................       38,022,000       38,022,000
                                                   -----------   --------------
Total Repurchase Agreements
(cost $114,895,000)..........................                       114,895,000
                                                                 --------------

TOTAL MARKET VALUE OF SECURITIES OWNED -
102.68% (cost $805,863,676) .................                     1,146,555,825
                                                                 --------------
LIABILITIES NET OF RECEIVABLES AND OTHER
ASSETS - (2.68%).............................                       (29,924,131)
                                                                 --------------
NET ASSETS APPLICABLE TO 36,257,226 SHARES
($.01 Par Value) OUTSTANDING - 100.00%.......                    $1,116,631,694
                                                                 ==============

NET ASSET VALUE - DELCAP FUND A CLASS
($923,248,133 / 30,037,007 shares)...........                            $30.74
                                                                        =======
NET ASSET VALUE - DELCAP FUND B CLASS
($13,239,311 / 436,896 shares)...............                            $30.30
                                                                        =======
NET ASSET VALUE - DELCAP FUND C CLASS
($1,946,863 / 63,681 shares) ................                            $30.57
                                                                        =======
NET ASSET VALUE - DELCAP FUND INSTITUTIONAL
($178,197,387 /  5,719,642 shares)...........                            $31.16
                                                                        =======

*Non-income producing security for the year ended September 30, 1996.

COMPONENTS OF NET ASSETS AT SEPTEMBER 30, 1996:
Common stock $.01 par value, 500,000,000 shares
authorized to the Fund.........................                    $652,498,731
Accumulated undistributed income:
Net investment loss............................                      (7,244,771)
Net realized gain on investments.                                   130,685,585
Net unrealized appreciation of investments                          340,692,149
                                                                  -------------
Total Net Assets...............................                  $1,116,631,694
                                                                  =============

-----------------

In accordance with Statement of Position 93-2, Determination, Disclosure and Financial Statements Presentation of Income, Capital Gain and Return of Capital Gain Distributions by Investment Companies, the Fund reclassified $6,001,322 of permanent book and tax basis differences from accumulated net investment loss to accumulated net realized gain on investments. This amount was the net investment loss for book and tax purposes for the fiscal year ended September 30, 1995.

                             See accompanying notes

Delaware Group DelCap Fund, Inc. -
Concept I Series
Statement of Operations
Year Ended September 30, 1996

INVESTMENT INCOME:
Interest. . . . . . . . . . . . . . . . .           $3,758,068
Dividends. . . . . . . . . . . . . . . .             2,529,993       $6,288,061
                                                   -----------   --------------
EXPENSES:
Management fees ($7,751,575) and
directors' fees ($17,903)                            7,769,478
Distribution expenses. . . .                         2,707,273
Dividend disbursing and transfer agent
fees and expenses. . . . . . . .                     2,274,846
Accounting services and salaries                       268,454
Taxes (other than income)                              113,500
Federal and state registration fees                     80,389
Reports and statements to shareholders                  80,225
Professional fees. . . . . . . .                        55,250
Custodian fees. . . . . . . . . . .                     37,729
Other. . . . . . . . . . . . . . . . . . . .           145,688       13,532,832
                                                   -----------   --------------

NET INVESTMENT LOSS. . . . . .                                       (7,244,771)
                                                                 --------------

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain from security
transactions. . . . . . . . . . . . .                               141,476,838
Net unrealized appreciation of investments
during the period. . . . . . . .                                     65,285,809
                                                                   ------------
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS. . . . . .                                      206,762,647
                                                                   ------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                          $199,517,876
                                                                   ============

NET ASSET VALUE AND OFFERING PRICE
PER SHARE - DELCAP FUND A CLASS:
Net asset value per share (A)                                            $30.74
Sales charges (4.75% of offering price, or 4.98% of amount
invested per share) (B). .         . . . . .                               1.53
                                                                         ------
Offering price. . . . . . . . . . .                                      $32.27
                                                                         ======
-----------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See Purchasing Shares in the current Prospectus for purchases of $100,000 or more and purchase options not including the payment of a front end sales charge.

                             See accompanying notes

Delaware Group DelCap Fund, Inc. -
Concept I Series
Statement of Changes in Net Assets

                                               Year Ended         Year Ended
                                                9/30/96            9/30/95
OPERATIONS:
Net investment loss ......................   $    (7,244,771)   $    (6,001,322)
Net realized gain from security
transactions .............................       141,476,838        135,186,480
Net unrealized appreciation during
the period ...............................        65,285,809         61,062,660
                                             ---------------    ---------------

Net increase in net assets resulting
from operations ..........................       199,517,876        190,247,818
                                             ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS
FROM NET REALIZED GAIN ON
SECURITY TRANSACTIONS:
DelCap Fund A Class ......................      (106,000,980)       (61,939,346)
DelCap Fund B Class ......................          (422,917)           (46,008)
DelCap Fund C Class ......................                (4)
DelCap Fund Institutional Class ..........       (15,970,617)        (8,026,850)
                                             ---------------    ---------------
                                                (122,394,518)       (70,012,204)
                                             ---------------    ---------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
DelCap Fund A Class ......................       317,170,421        172,133,494
DelCap Fund B Class ......................        10,431,359          2,481,501
DelCap Fund C Class ......................         1,855,616
DelCap Fund Institutional Class ..........        76,237,748         41,376,161
Net asset value of shares issued upon
 reinvestment of dividends from net
 realized gain on security transactions:
DelCap Fund A Class ......................        94,027,731         54,475,614
DelCap Fund B Class ......................           418,429             45,490
DelCap Fund C Class ......................                 4
DelCap Fund Institutional Class ..........        15,971,018          8,023,944
                                             ---------------    ---------------
                                                 516,112,326        278,536,204
                                             ---------------    ---------------

Cost of shares repurchased:
DelCap Fund A Class ......................      (439,149,860)      (333,842,781)
DelCap Fund B Class ......................        (1,186,427)          (437,022)
DelCap Fund C Class ......................           (29,965)
DelCap Fund Institutional Class ..........       (56,897,203)       (45,032,949)
                                             ---------------    ---------------
                                                (497,263,455)      (379,312,752)
                                             ---------------    ---------------

Increase (decrease) in net assets
derived from capital share
transactions .............................        18,848,871       (100,776,548)
                                             ---------------    ---------------

NET INCREASE IN NET ASSETS ...............        95,972,229         19,459,066
                                             ---------------    ---------------

NET ASSETS:
Beginning of period ......................     1,020,659,465      1,001,200,399
                                             ---------------    ---------------
End of period ............................   $ 1,116,631,694    $ 1,020,659,465
                                             ===============    ===============

                             See accompanying notes

Delaware Group DelCap Fund, Inc. -
Concept I Series
Notes to Financial Statements
September 30, 1996

Delaware Group DelCap Fund, Inc. - Concept I Series (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940. The Fund is organized as a Maryland corporation and offers four classes of shares.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund:

The investment objective of the Fund is to seek long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of 4:00 pm EST on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregated daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Class Accounting - Investment income, common expenses, and gain (loss) are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Other - Expenses common to all Funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities.

2. Investment Management, Distribution and Other Agreements In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.75% of the net assets of the Fund less fees paid to the independent directors. At September 30, 1996, the Fund had a liability for Investment Management fees and other expenses payable to DMC for $82,558.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee of 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B Class and C Class. No distribution expenses are paid by the Institutional Class. At September 30, 1996, the Fund had a liability for distribution fees and other expenses payable to DDLP for $47,633. For the year ended September 30, 1996, the Fund paid DDLP $219,171 for commissions earned on sales of DelCap Fund A Class shares.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to serve as dividend disbursing and transfer agent for the Fund. For the year ended September 30, 1996, the Fund has expensed $2,274,846 for these services. Effective August 19, 1996, the Fund also engaged DSC to provide accounting services for the Fund. For the period from August 19, 1996 to September 30, 1996, the Fund has expensed $26,448 for these services. Previously, Fund personnel provided this service and the related costs were recorded in salaries and other expense categories in the statement of operations. At September 30, 1996, the Fund had a liability for dividend disbursing, transfer agent, and accounting service fees and other expenses payable to DSC for $69,582.

Certain Fund expenses are paid directly by brokers. The amount of these expenses is less than 0.01% of each Fund's average net assets.

3. Investments
During the year ended September 30, 1996, the Fund made purchases of $705,598,503 and sales of $844,843,288 of investment securities other than U.S. government securities and temporary cash investments.

At September 30, 1996 unrealized appreciation for federal income tax purposes aggregated $339,609,078 of which $372,627,371 related to unrealized appreciation of securities and $33,018,293 related to unrealized depreciation of securities.

The realized gain for federal income tax purposes was $140,977,947 for the year ended September 30, 1996.

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                   Year Ended      Year Ended
                                                     9/30/96        9/30/95
Shares sold:
Delcap Fund A Class ..........................      11,382,634        6,866,401
Delcap Fund B Class ..........................         368,919           99,480
Delcap Fund C Class ..........................          64,725
Delcap Fund Institutional Class ..............       2,690,557        1,642,627
Shares issued upon reinvestment of
dividends from net realized gain from
security transactions:
Delcap Fund A Class ..........................       3,634,623        2,420,065
Delcap Fund B Class ..........................          16,313            2,023
Delcap Fund C Class ..........................
Delcap Fund Institutional Class ..............         610,514          354,102
                                                   -----------      -----------
                                                    18,768,285       11,384,698
                                                   ===========      ===========
4. Capital Stock (Continued)

Shares repurchased:
Delcap Fund A Class ..........................     (15,762,489)     (13,342,366)
Delcap Fund B Class ..........................         (42,795)         (18,268)
Delcap Fund C Class ..........................          (1,044)
Delcap Fund Institutional Class ..............      (2,022,635)      (1,838,303)
                                                   -----------      -----------
                                                   (17,828,963)     (15,198,937)
                                                   -----------      -----------
Net increase (decrease)  .....................         939,322       (3,814,239)
                                                   ===========      ===========

5. Lines of Credit
The Fund has a committed line of credit for $15 million. No amount was outstanding at September 30, 1996 or at any time during the last fiscal period.

6.Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                       DelCap Fund A Class
                                                                       ----------------------------------------------------
                                                                                  Year Ended September 30,
                                                                         1996        1995        1994        1993       1992
Net asset value, beginning of period..........................         $28.870     $25.570     $26.080      $20.730     $21.470
Income (loss) from investment operations:
Net investment loss1..........................................          (0.208)     (0.166)     (0.218)      (0.125)     (0.059)
Net realized and unrealized gain (loss) from security
 transactions                                                            5.618       5.296       0.528        5.475      (0.651)
                                                                       -------    --------      ------       ------     -------
Total from investment operations..............................           5.410       5.130       0.310        5.350      (0.710)
                                                                       -------    --------      ------       ------     -------

Less distributions:
Dividends from net investment income..........................          none         none        none         none       (0.030)
Distributions from net realized gain on security transactions           (3.540)     (1.830)     (0.820)       none        none
                                                                       -------    --------      ------       ------     -------
Total distributions...........................................          (3.540)     (1.830)     (0.820)       none       (0.030)
                                                                       -------    --------      ------       ------     -------
Net asset value, end of period................................         $30.740     $28.870     $25.570      $26.080     $20.730
                                                                       -------    --------      ------       ------     -------
Total return(2)...............................................           21.09%      22.04%       1.17%       25.81%      (3.32%)

Ratios/supplemental data:
Net assets, end of period (000 omitted).......................        $923,248    $888,571    $890,787   $1,057,358    $993,125
Ratio of expenses to average net assets.......................            1.35%       1.37%       1.35%        1.30%       1.39%
Ratio of net investment loss to average net assets............           (0.74%)     (0.67%)     (0.68%)      (0.43%)     (0.26%)
Portfolio turnover............................................              72%         51%         34%          51%         24%
Average commission rate paid..................................           $0.06        N/A         N/A          N/A         N/A
-----------------


1.The per share information for the years ended 9/30/96 and 9/30/95 were based on the average share outstanding method.
2.Does not include maximum sales charge that is or was in effect nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase.

6.Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                    DelCap                    DelCap                       DelCap
                                                 Fund B Class              Fund C Class               Institutional Class
                                         ----------------------------      ------------  -------------------------------------------
                                          Year      Year     9/6/94(1)     11/29/95(1)     Year      Year       Year      11/9/92(1)
                                          Ended     Ended       to            to          Ended     Ended      Ended         to
                                         9/30/96    9/30/95   9/30/94       9/30/96      9/30/96    9/30/95    9/30/94     9/30/93
Net asset value, beginning of period     $28.680    $25.560   $25.180       $28.880      $29.130    $25.710     $26.140    $22.000

Income (loss) from investment operations:
Net investment loss2. .                   (0.400)    (0.340)   (0.008)       (0.359)      (0.123)    (0.091)     (0.080)    (0.027)
Net realized and unrealized gain from
security transactions.                     5.560      5.290     0.388         5.589        5.693      5.341       0.470      4.167
                                         -------    -------   -------       -------      -------    -------     -------     ------
Total from investment operations           5.160      4.950     0.380         5.230        5.570      5.250       0.390      4.140

Less distributions:
Dividends from net investment
income. . . . . . . . . . . . . . . .      none       none       none         none         none        none       none        none
Distributions from net realized gain
on security transactions                  (3.540)    (1.830)     none        (3.540)      (3.540)    (1.830)     (0.820)      none
                                         -------    -------   -------       -------      -------    -------     -------     ------
Total distributions. . .                  (3.540)    (1.830)     none        (3.540)      (3.540)    (1.830)     (0.820)      none
                                         -------    -------   -------       -------      -------    -------     -------     ------
Net asset value, end of period           $30.300    $28.680   $25.560       $30.570      $31.160    $29.130     $25.710    $26.140
                                         =======    =======   =======       =======      =======    =======     =======     ======
Total return3. . . . . . . . .             20.27%     21.34%     1.51%        20.38%       21.44%     22.45%       1.48%     21.31%

Ratios/supplemental data:
Net assets, end of period
(000 omitted). . . . . . . . .           $13,239     $2,710     $287         $1,947     $178,197   $129,378    $110,126    $85,588
Ratio of expenses to average
net assets. . . . . . . . . . . .           2.05%      2.07%     2.05%         2.05%        1.05%      1.07%       1.05%      1.02%
Ratio of net investment loss to
average net assets. . . .                  (1.44%)    (1.37%)   (1.38%)       (1.44%)      (0.44%)    (0.37%)     (0.38%)    (0.15%)
Portfolio turnover. . . .                     72%        51%       34%           72%          72%        51%         34%        51%
Average commission rate paid               $0.06       N/A        N/A         $0.06        $0.06      N/A         N/A        N/A

-----------------
1 Date of initial public offering; ratios and total return have been annualized for DelCap Fund Institutional Class. Ratios have been annualized and total return has not been annualized for DelCap Fund B Class and DelCap Fund C Class.
2 The per share information for the years ended 9/30/96 and 9/30/95 were based on the average shares outstanding method.
3 Does not include contingent deferred sales charge which varies from 1%-4% for Delcap Fund B Class and 1% for DelCap Fund C Class depending upon the holding period.

Delaware Group DelCap Fund, Inc. - Concept I Series
Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group DelCap Fund, Inc. - Concept I Series

We have audited the accompanying statement of net assets of Delaware Group DelCap Fund, Inc. - Concept I Series as of September 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the custodi an and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group DelCap Fund, Inc. - Concept I Series at September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                         Ernst & Young LLP

Philadelphia, Pennsylvania
November 8, 1996

This annual report is for the information of DelCap Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for DelCap Fund, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board
-------------------------------------------------------------------------------
Members
-------------------------------------------------------------------------------

Wayne A. Stork
Chairman, President and Chief Executive Officer
Delaware Group of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Treasurer, National Gallery of Art
Washington, DC

W. Thacher Longstreth
Vice Chairman, Packquisition Corp.
Philadelphia, PA

Charles E. Peck
Secretary of Enterprise Homes, Inc.
Fredericksburg, VA
former Chairmand CEO
The Ryland Group, Inc.
Columbia, MD






AFFILIATED
---------------------------------------
OFFICERS
---------------------------------------




George M. Chamberlain, Jr.
Senior Vice President and Secretary,
Delaware Group of Funds
Philadelphia, PA

Bruce D. Barton
President and CEO,
Delaware Distributors, L.P.
Philadelphia, PA

David K. Downes
Senior Vice President, Chief Financial Officer and
Chief Administrative Officer
Delaware Group of Funds
Philadelphia, PA

Delaware Group
---------------------------------------
of Funds
---------------------------------------

For Growth of Capital
Trend Fund
Enterprise Fund
DelCap Fund
Value Fund
U.S. Growth Fund

For Total Return
Devon Fund
Decatur Total Return Fund
Decatur Income Fund
Delaware Fund

For Global Diversification
Emerging Markets Fund
New Pacific Fund
World Growth Fund
International Equity Fund
Global Assets Fund
Global Bond Fund

For Current Income
Delchester Fund
Strategic Income Fund
Corporate Income Fund
Federal Bond Fund
U.S. Government Fund
Limited-Term Government Fund

For Tax-Free Current Income
Tax-Free Pennsylvania Fund
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund

Money Market Funds
Delaware Cash Reserve
U.S. Government Money Fund
Tax-Free Money Fund

Closed-End Equity/Income*
Dividend and Income Fund
Global Dividend and Income Fund

This report must be preceded or accompanied by a current DelCap Fund prospectus and the Delaware Group Fund Performance Update for the most recently completed calendar quarter. For a prospectus of any other Delaware Group fund, contact your financial adviser or Delaware Group.

*Delaware Group Dividend and Income Fund and Delaware Group Global Dividend and
 Income Fund purchases can be made through any registered broker.

DELAWARE
GROUP
========
Philadelphia o London

Be sure to consult your financial adviser when making investment decisions. Mutual funds can be a valuable part of your financial plan; however, shares of the DelCap Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, are not obligations of or deposits of any bank or any credit union, and involve investment risk, including the possible loss of principal. Shares of the Fund are not bank or credit union deposits.

Investment Manager
Delaware Management Company, Inc.
Philadelphia, Pennsylvania

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

Shareholder Servicing,
Dividend Disbursing
and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682
Nationwide (800) 523-4640

Securities Dealers Only
Nationwide (800) 362-7500

Financial Institutions Representatives Only
Nationwide (800) 659-2265

Copy Rights Delaware Distributors, L.P.

Printed in the U.S.A. on recycled paper.